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                                                                   EXHIBIT 10.41

                           SEVENTH AMENDMENT TO LEASE


        THIS SEVENTH AMENDMENT TO LEASE (this "Amendment") is made and entered into as of this 9th day of July, 1996, by and between REGIONAL INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTHWESTERN PENNSYLVANIA ("Landlord") and TOLLGRADE COMMUNICATIONS, INC. ("Tenant").

                                WITNESSETH THAT:

        WHEREAS, Landlord and Tenant entered into a Lease Agreement dated August 5, 1993 (the "Original Lease"); and

        WHEREAS, the Original Lease was amended by First Amendment of Lease Agreement dated March 15, 1994 (the "First Amendment"), Second Amendment of Lease Agreement dated as of July 1, 1994 (the "Second Amendment"), Third Amendment of Lease Agreement dated as of September 15, 1994 (the "Third Amendment"), Fourth Amendment of Lease Agreement dated as of September 15, 1994 (the "Fourth Amendment"), Fifth Amendment of Lease Agreement dated March 6, 1995 (the "Fifth Amendment") and Sixth Amendment to Lease dated September 18, 1995 (the "Sixth Amendment"). The Original Lease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment is hereinafter called the "Lease"; and

        WHEREAS, the parties desire to further amend the Lease in accordance with the terms of this Amendment.


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        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Landlord and Tenant covenant and agree as follows:

        1. The Landlord additionally leases and demises unto Tenant 3,600 square feet of space in the Complex, known as part of the former IDL space and additionally referred to as "Units B-3 and C-3" (the "Additional Leased Premises") in as is condition, which space is more particularly shown on Exhibit "A" which is attached hereto and made a part hereof. Tenant shall pay to Landlord, as Base Rent for the Additional Leased Premises payable in advance and without demand on the first business day of each successive calendar month during the term of the Lease commencing as of March 1, 1996, together with any escalations provided in the Lease Five and 00/100 Dollars ($5.00) per square foot of space per year payable in monthly installments of One Thousand Five Hundred and 00/100 Dollars ($1,500.00). Delivery of the Additional Leased Premises to Tenant and compliance with all provisions of the Lease occurred on March 1, 1996. Monthly rental for any partial month shall be prorated. The Additional Leased Premises shall be deemed to be part of the Premises under the Lease except that Section 7(B)(b) and Section 33 of the Original Lease shall not apply to the Additional Leased Premises.

        2. Effective as of the date of termination of Landlord's Lease with IDL for the Additional IDL Space (as hereinafter defined), which shall in no event be later than August 31, 1996, the Landlord additionally leases and demises unto Tenant 13,200 square feet of space in the Complex, known as part of the former IDL space and additionally referred to as "Units B-4 to B-7" and "Units C-4 to C-7" in as is condition, which space is



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more particularly shown on Exhibit "A" which is attached hereto and made a part hereof (the "Additional IDL Space"). Landlord shall deliver possession of the Additional IDL Space upon vacation of such space by IDL, Inc. The Additional IDL Space shall be deemed to be part of the Premises under the Lease except that such Additional IDL Space shall not be subject to Section 7(B)(b) and Section 33 of the Original Lease. Tenant shall pay to Landlord, as Base Rent for the Additional IDL Space payable in advance and without demand on the first business day of each successive calendar month during the term of the Lease, the amount of Three Dollars and Seventy-five Cents ($3.75) per square foot of space, payable in monthly installments together with any escalations provided for in the Lease for so long as Tenant uses the Additional IDL Space exclusively for warehouse purposes. Monthly rental for any partial month shall be prorated. To the extent that, after the date Tenant begins occupancy of the Additional IDL Space, there are any improvements to such Additional IDL Space which are made at Landlord's or Tenant's cost and expense, the rental rate agreed to in this paragraph shall be renegotiated by Landlord and Tenant but shall be the rate specified in Section 9 of the Sixth Amendment if the Additional IDL Space is not used exclusively for warehouse purposes.

        3. Tenant shall provide plans and specifications for any work or improvements that Tenant plans to undertake in the Additional Leased Premises and Additional IDL Space to Landlord for Landlord's prior approval which approval shall not be unreasonably withheld and shall be provided in a timely manner. All such approved work and improvements shall be done in a good, workmanlike and lien free manner and in accordance with all requirements in the Lease.


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        4. Any capitalized terms used herein and not defined herein but defined in the Lease shall have the same definition as provided for in the Lease.

        5. Except as specifically amended hereby, the terms and conditions of the Lease shall remain in full force and effect and shall be binding on the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above-written.

                                       LANDLORD:

                                       REGIONAL INDUSTRIAL DEVELOPMENT
                                       CORPORATION OF SOUTHWESTERN
                                       PENNSYLVANIA



                                       By: /s/ Frank Brooks Robinson
                                           -------------------------------------
                                       Title: President
                                             -----------------------------------



                                       TENANT:

                                       TOLLGRADE COMMUNICATIONS, INC.



                                       By: /s/ Christian L. Allison
                                           -------------------------------------
                                       Title: CEO
                                              ----------------------------------



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                                    EXHIBIT A



[FLOOR PLAN OF ADDITIONAL LEASED PREMISES]